UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 23, 2022

 Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amended and Restated Cooperation Agreement

On December 23, 2022, Avis Budget Group, Inc. (the “Company”) entered into a Fourth Amended and Restated Cooperation Agreement (the “Fourth A&R Cooperation Agreement”) with SRS Investment Management, LLC and certain of its affiliates (collectively, “SRS”), regarding the membership and composition of the Company’s board of directors (the “Board”) and related matters, following approval thereof by the directors not designated by SRS. The Fourth A&R Cooperation Agreement amends and restates the Third Amended and Restated Cooperation Agreement by and between the Company and SRS dated as of February 23, 2020, as previously amended (the “Prior Agreement”).

Pursuant to the Fourth A&R Cooperation Agreement, SRS has agreed to continue abiding by certain standstill provisions during a standstill period ending on the earlier of (i) December 31, 2024, (ii) the date on which SRS’s Beneficial Ownership (as such term is defined in the Fourth A&R Cooperation Agreement) falls below the greater of (x) 1,973,485 and (y) 5% of the Company’s issued and outstanding Voting Securities (as such term is defined in the Fourth A&R Cooperation Agreement) publicly disclosed as of such date and (iii) the date that is 60 days prior to the last date for which notice of a stockholder’s intention to nominate any individual as a director of the Company at the Company’s 2025 annual meeting of stockholders must be received by the Company (the “Standstill Period”). During the Standstill Period, SRS has agreed not to (among other things) acquire Beneficial Ownership of more than the greater of (x) 18,500,000 and (y) 44.5% of the Company’s outstanding Voting Securities.

Pursuant to the Fourth A&R Cooperation Agreement, during the Standstill Period, SRS is entitled to continue to designate two persons to serve as members of the Board, and has the additional right to name a third designee (each, an “Applicable Director”). The Fourth A&R Cooperation Agreement provides that should SRS exercise its right to designate a third person to serve as a member of the Board, the Company shall (i) take such action as is required to expand the size of the Board to seven directors, and (ii) have the right, but not the obligation, to further expand the size of the Board to eight directors, which eighth director shall be designated by a majority of the directors of the Board not designated by SRS. The Company has agreed to include SRS’ director designees in the Company’s slate of nominees for election to the Board, and to recommend that the Company’s stockholders vote in favor of the election of such nominees, at each meeting of the Company’s stockholders occurring during the Standstill Period at which directors are to be elected.

Consistent with the Prior Agreement, under the terms of the Fourth A&R Cooperation Agreement, the size of each of the Corporate Governance Committee and the Compensation Committee will be set at no fewer than two and no more than three members, all of whom must qualify as “independent” of the Company pursuant to the applicable stock exchange listing requirements (unless otherwise permitted by such stock exchange requirements). The Fourth A&R Cooperation Agreement also provides that during the Standstill Period, (i) SRS will be entitled to appoint one Applicable Director to each of the Corporate Governance Committee and the Compensation Committee of the Board, (ii) the Applicable Director appointed by SRS to the Compensation Committee will serve as the Chair of such committee, and (iii) SRS will be entitled to designate an Applicable Director to serve as the Vice Chairman of the Board.

During the Standstill Period, SRS has agreed to vote its Voting Securities in favor of the Company’s nominees and other proposals at any meeting of the Company’s stockholders occurring during the Standstill Period, subject to certain limited exceptions. In addition, in the event that SRS obtains (as a result of buybacks or repurchases by or on behalf of the Company, purchases by SRS, or otherwise) the right to exercise voting rights attached to Voting Securities in excess of 35% of the outstanding Voting Securities, SRS has committed to exercise such voting rights in the same proportion in which all other Voting Securities are voted.

Additionally, pursuant to the Fourth A&R Cooperation Agreement, for so long as SRS beneficially owns 5% or more of the outstanding Voting Securities or has one or more designees serving on the Board, then (i) SRS shall not directly or indirectly participate in certain transactions involving the Company or any of its subsidiaries or any of their respective securities (each, an “Extraordinary Transaction”) unless the terms of such Extraordinary Transaction provide for the same type and amount of per share consideration received by SRS and the other shareholders of the Company, and (ii) any Extraordinary Transaction between the Company or its subsidiaries and SRS shall be negotiated with and approved by a special committee of the Board comprised solely of directors not designated by SRS.

The foregoing summary of the Fourth A&R Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth A&R Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Cooperation Agreement, dated as of December 23, 2022, by and among Avis Budget Group, Inc., SRS Investment Management, LLC and certain of its affiliates.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean Sera
Name:	Jean Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: December 27, 2022